ASTORIAFINANCIAL

LONG ISLAND'S PREMIER COMMUNITY BANK

www.astoriafederal.com

Investor Presentation Third Quarter Ended September 30, 2011

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would," and similar terms and phrases, including references to assumptions. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes, including the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Reform Act, and any actions regarding foreclosures, may adversely affect our business; transition of our regulatory supervisor from the Office of Thrift Supervision, or OTS, to the OCC; effects of changes in existing U.S. government or government-sponsored mortgage programs; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate. We have no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

ASTORIA FINANCIAL CORPORATION

Corporate Profile

NYSE: AF

- $17.0 billion in assets
- $13.3 billion in loans
- $11.3 billion in deposits
- 6.4% deposit market share in Long Island market[1]
  - Largest thrift depository
- Insider & ESOP stock ownership: 16%[2]
- Well capitalized
  - TCE/tangible assets: 6.55%
  - Bank regulatory capital
    - ✓ Leverage and tangible capital: 8.75%
    - ✓ Risk-based capital: 16.18%
    - ✓ Tier 1 risk-based capital: 14.89%

All figures in this presentation are as of September 30, 2011, except as noted.

(1) Deposit market share data as of June 30, 2011.

(2) Excludes stock options.

Financial Highlights

Operations

- Earnings for nine months ended September 30, 2011 of $55.4 million, or $0.58 diluted earnings per share versus $49.9 million, or $0.53 diluted earnings per share, for the nine months ended September 30, 2010, increases of 11% and 9%, respectively
- Low cost savings, money market and checking accounts increased $389.6 million, or 31% annualized, to $5.4 billion, from June 30, 2011 and increased $987.7 million, or 22%, from September 30, 2010

Asset Quality

- Early stage loan delinquencies (30-89 days past due) decreased to $188.5 million, a decline of $18.7 million, or 9%, from June 30, 2011 and $63.5 million, or 25%, from September 30, 2010
- Total past due loans and REO decreased to $619.2 million, a decline of $23.6 million, or 4%, from June 30, 2011 and $97.1 million, or 14%, from September 30, 2010

Capital

- The Company's tangible common equity ratio increased to 6.55%, up 9 basis points from June 30, 2011 and 92 basis points from September 30, 2010
- Astoria Federal's leverage and tangible capital ratios increased to 8.75%, up 14 basis points from June 30, 2011 and 116 basis points from September 30, 2010
- Astoria Federal's tier 1 risk-based capital ratio increased to 14.89%, up 41 basis points from June 30, 2011 and 202 basis points from September 30, 2010

Astoria Financial Corporation

Core Competency

✓ Mortgage Lending

- Portfolio lender, not a mortgage banker

    1-4 Family expertise

    Multi-family and CRE expertise

- Solid asset quality

ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Lending

✓ $10.6 billion portfolio

- Primarily 5/1 and 7/1 jumbo prime hybrid ARMs
- No sub-prime, payment option or negative amortization ARM lending
- YTD originations of $2.4 billion(1), average loan amount for portfolio = $766,000 with a weighted average LTV at origination of 60%
- Weighted average LTV(2) on total 1-4 family loan portfolio <61%
  - $5.0 billion, or 47% of portfolio, originated 2008 through 3Q11; weighted average LTV = 56%(2)

✓ Multiple delivery channels provide flexibility & efficiency

- Retail
- Commissioned brokers covering 15 states(3)
- Third party originators – correspondents covering 16 states(3)

✓ Geographically diversified portfolio

- Reduces lending concentrations

(1) Excludes $127.5 million of loans originated for sale.
(2) LTV ratios are based on current principal balances and original appraised values.
(3) All loans underwritten to Astoria's stringent standards. Includes Washington, D.C.

ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Loan Originations*

By Product Type



3/1 ARM
5/1 ARM
Other ARM
Other
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.0 B
$2.9 B
$2.9 B
$2.5 B
$3.6 B
$3.7 B
$3.1 B
$2.9 B
$2.4 B

	2003	2004	2005	2006	2007	2008	2009	2010	YTD 09/30/11
Net portfolio growth:	($238.3) M	+$83.7 M	+$703.2 M	+$456.2 M	+$1.4 B	+$721.3 M	($454.3) M	($1.0) B	($292.7) M
Weighted Avg. Portfolio Coupon at Period End	5.26%	5.05%	5.19%	5.48%	5.70%	5.64%**	5.22%**	4.73%**	4.34%**

* For portfolio
** Excludes non-performing loans

ASTORIA FINANCIAL CORPORATION

Multi-family/Commercial Real Estate Portfolio

- ✓ $2.4 billion in portfolio
  - Weighted average coupon at September 30, 2011: 6.06%[1]
  - Weighted average LTV < 58%[2]
  - Average loan < $1 million
- ✓ Approximately 70% of multi-family portfolio is subject to rent control or rent stabilization
- ✓ Resumed originating loans in 3Q11
  - Pipeline of $252.7 million at September 30, 2011
  - Focus in New York City: rent controlled, rent stabilized apartments
  - Average loan size $3 - $5 million

(1) Excludes non-performing loans
(2) Based on current principal balances and original appraised values.

ASTORIA FINANCIAL CORPORATION

Core Competency

✓ Retail Banking

- Premier community bank on Long Island
- Dominant deposit market share
- #1 thrift depository in core market, #4 among all banks

Leading Retail Banking Franchise

- $11.3 billion in deposits, 85 banking office network
  - Serving the Long Island market since 1888
  - Low cost/stable source of funds – weighted average rate: 1.15%
  - Low cost savings, money market and checking accounts increased $389.6, or 31% annualized, to $5.4 billion, from June 30, 2011 and increased $987.7 million, or 22%, from September 30, 2010
  - 57% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship
- $10.5 billion, or 93%, of total deposits emanate from within 5 miles of a branch – **no broker or municipal deposits**
- Banking offices with high average deposits contribute to efficiency
  - Long Island Offices (82) – *Nassau (28), Queens (17), Suffolk (25), Brooklyn (12)* – Average Deposits of $132 Million
  - Westchester Offices (3) – Average Deposits of $161 Million
- Alternative delivery channels
  - ATM's, telephone, Internet and mobile banking

ASTORIA FINANCIAL CORPORATION

Retail Banking Philosophy

- Organic growth vs. de-novo branching
- Differentiation from competition
  - Maintain pricing discipline
  - Pro-active sales culture – PEAK Process
  - Focus on customer service – High customer satisfaction
  - Community involvement – Support over 625 local organizations and not-for-profit agencies

Astoria Federal is an integral part of the fabric of the communities it serves

Astoria Financial Corporation

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking:

#1- all thrifts, #4- all banks



Kings County (Brooklyn)

Population: 2,567,699
Median household income: $43,793
Deposits: $1.3 billion
Branches: 12
Market share: 4%
Rank: #1 thrift, #7 all banks

Queens County

Population: 2,306,637
Median household income: $57,589
Deposits: $2.6 billion
Branches: 17
Market share: 6%
Rank: #1 thrift, #5 all banks

Nassau County

Population: 1,337,619
Median household income: $101,176
Deposits: $4.4 billion
Branches: 28
Market share: 8%
Rank: #1 thrift, #5 all banks

Suffolk County

Population: 1,492,400
Median household income: $85,329
Deposits: $2.5 billion
Branches: 25
Market share: 7%
Rank: #1 thrift, #5 all banks

TOTAL 4 COUNTY POPULATION: 7,704,355
Exceeds population of 38 individual U.S. states

Sources: FDIC Summary of Deposits (as of June 30, 2011)
SNL Financial LC

ASTORIA FINANCIAL CORPORATION

Market Share Trend 1999 - 2011

Brooklyn, Queens, Nassau and Suffolk

Ranked by June 2011 Market Share
($ in millions)

	Institution	June 30, 2011 Deposits	June 11 Market Share	June 99-11 Market Share Gain/(Loss)	June 99-11 Change in # of Branches
1	Chase	$ 35,717	20.9 %	(4.4) %	32
2	Capital One	23,118	13.5	(2.1)	5
3	Citibank	22,504	13.1	0.7	(21)
4	**ASTORIA***	**10,908**	**6.4**	**(1.9)**	**(2)**
5	HSBC	10,654	6.2	(1.4)	(8)
6	NY Community	9,027	5.3	(2.0)	25
7	TD Bank	8,651	5.1	5.1	85
8	Bank of America	7,723	4.5	(2.6)	(4)
	Total - Top 8	**$ 128,302**	**74.9 %**	**(8.6) %**	**+ 112**
	Total - Core Market	**$ 171,214**	**100.0 %**		**+ 403**

* Astoria's deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits.
Source: FDIC Summary of Deposits. Data as of June 30, 2011. Top 8 represents institutions with deposits exceeding $5 Billion.

Note: Astoria's low cost savings, money market and checking accounts increased to $5.4 billion at September 30, 2011, up $389.6 million, or 31% annualized, from June 30, 2011 and increased $987.7 million, or 22%, from September 30, 2010.

ASTORIA FINANCIAL CORPORATION

Current Focus

- ***Growth***
- Credit
- Margin
- Interest Rate Risk

Poised for Growth

- **Assets:**
  - Residential loan pipeline at September 30, 2011 was $1.0 billion[1], 28% higher than pipeline at June 30, 2011
  - Reduction of residential conforming loan limits October 1, 2011
  - Multi-family loan pipeline at September 30, 2011 was $252.7 million and growing, due to resumption of lending in the 2011 third quarter

- **Liabilities:**
  - Low cost savings, money market and checking accounts increased $389.6 million, or 31% annualized, from June 30, 2011 and increased $618.9 million, or 17% annualized, from December 31, 2010, to $5.4 billion at September 30, 2011
  - Core deposit growth to accelerate as loan portfolio and balance sheet grow

(1) Excludes our own customer loan refinances.

Astoria Financial Corporation

Current Focus

- Growth
- ***Credit***
- Margin
- Interest Rate Risk

ASTORIA FINANCIAL CORPORATION

Asset Quality Focus

- Limited credit risk
  - ✓ Conservative underwriting, top quality loans, low LTVs at origination
    - $5.0 billion, or 47% of residential portfolio, originated 2008 through 3Q11; weighted average LTV = 56%[1]
  - ✓ No sub-prime, payment option or negative amortization ARM lending
  - ✓ Non-performing loans: $380 million, or 2.85% of total loans, or 2.24% of total assets
    - Includes $258.7 million[2] of non-performing one-to-four family mortgage loans which were reviewed at 180 days delinquent and annually thereafter and charged-off, as needed, to estimated fair value of the underlying collateral at such time, less estimated selling costs
    - No geographic concentration of NPLs
    - Net charge-offs to average loans outstanding (annualized): 49 basis points (9 months 2011)
- Top quality MBS portfolio
  - ✓ 98% GSE/agency, balance is investment grade
  - ✓ Average life 2.1 years

(1) LTV ratios are based on current principal balances and original appraised values.
(2) Represents 80% of total non-performing one-to-four family mortgage loans of $324.9 million.

ASTORIA FINANCIAL CORPORATION

Asset Quality Metrics

At or For the Nine Months Ended September 30, 2011
($ in millions)

	1-4 Family	Multi-family	CRE	Construction	Consumer & Other	Total
Loan portfolio balance	$ 10,562.4	$ 1,685.2	$ 692.8	$ 12.9	$ 288.6 (1)	$ 13,319.6 (2)
Non-performing loans	$ 324.9 (3)	$ 34.0	$ 10.9	$ 4.7	$ 5.5	$ 380.0
NPLs as a % of total loans	2.44 %	0.26 %	0.08 %	0.03 %	0.04 %	2.85 %
Net charge-offs	$ 41.8	$ 6.7	$ 0.8	$ (0.1)	$ 1.0	$ 50.1 (4)
Net charge-offs to avg. total loans (annualized)	41 bp	7 bp	1 bp	0 bp	1 bp	49 bp (4)

(1) Includes home equity loans of $265.3 million
(2) Includes $77.8 million of net unamortized premiums and deferred loan costs
(3) Includes $258.7 million of NPLs reviewed and charged-off, as needed, at 180 days delinquent and annually thereafter
(4) Does not cross foot due to rounding

ASTORIA FINANCIAL CORPORATION

Geographic Composition of 1- 4 Family NPLs

At September 30, 2011
($ in millions)

State	1-4 Family Loans	% of Total 1-4 Family Loans	1-4 Family Non-Performing Loans	% of Total 1-4 Family Non-Performing Loans	1-4 Family Non-Performing Loans as a % of State Totals
New York*	$ 2,994.0	28.3 %	$ 40.6	12.5 %	1.36 %
Illinois*	1,286.4	12.2	49.5	15.2	3.85
Connecticut*	1,041.1	9.9	32.1	9.9	3.08
New Jersey*	763.8	7.2	56.6	17.4	7.41
Massachusetts*	753.6	7.1	11.2	3.4	1.49
California	721.9	6.8	35.0	10.8	4.85
Virginia	636.9	6.0	12.4	3.8	1.95
Maryland*	622.2	5.9	39.9	12.3	6.41
Washington	309.1	2.9	2.7	0.8	0.87
Texas	246.4	2.3	0.0	0.0	0.00
All other states (1,2)	1,187.0	11.4	44.9	13.9	3.78
TOTAL	**$ 10,562.4**	**100.0 %**	**$ 324.9**	**100.0 %**	**3.08 %**

* Judicial foreclosure required.

(1) Includes 27 states and Washington, D.C.
(2) Includes Florida with $203.3 million of total loans, of which $23.2 million are non-performing loans.

ASTORIA FINANCIAL CORPORATION

Asset Quality Trends

At or for the period ended
($ in millions)

	3Q10	2Q11	3Q11	Linked Qtr. Change	Year Over Year Change
30-89 Day Delinquencies	$252.0	$207.2	$188.5	($18.7)	($63.5)
Non-Performing Loans	$399.6	$376.3	$380.0	$3.7	($19.6)
Net Loan Charge-offs	$24.8	$16.8	$14.4	($2.4)	($10.4)
Provision for Loan Losses	$20.0	$10.0	$10.0	$0.0	($10.0)

	09/30/10	06/30/11	09/30/11
ALL / Total Loans	1.38%	1.35%	1.34%
ALL / NPLs	52%	49%	47%
Adjusted ALL / Adjusted NPLs (1)	131%	140%	141%

(1) Adjusted NPLs represent total NPLs excluding one-to-four family mortgage loans which were reviewed at 180 days delinquent and annually thereafter and charged-off, as needed, to the estimated fair value of the underlying collateral at such time, less estimated selling costs. Adjusted ALL represents the total ALL excluding the ALL related to the aforementioned delinquent loans. For a reconciliation of the ALL to adjusted ALL and NPLs to adjusted NPLs, please refer to page 37.

Astoria Financial Corporation

Current Focus

- Growth
- Credit
- ***Margin***
- Interest Rate Risk

ASTORIA FINANCIAL CORPORATION

Margin Outlook

Margin for 4Q11 is projected to be down slightly from the 3rd quarter, and for 2012 may be somewhat lower than the 2011 margin

- 3Q11 margin: 2.27%
- CDs were either issued or repriced during September 2011 with a weighted average rate of 0.28%
- CDs scheduled to mature during the next three quarters:
  - 4Q11: $0.6 billion with a weighted average rate of 1.22%
  - 1Q12: $0.6 billion with a weighted average rate of 1.30%
  - 2Q12: $1.2 billion with a weighted average rate of 1.75%
- Borrowings scheduled to mature during the next three quarters:
  - 4Q11: $0.1 billion with a weighted average rate of 3.99%
  - 1Q12: $0.2 billion with a weighted average rate of 4.42%
  - 2Q12: $0.3 billion with a weighted average rate of 4.48%
- Residential hybrid ARMs scheduled to reset and reprice downward into 1 year ARMs:
  - 4Q11: $0.9 billion with a weighted average rate of 4.07%
  - 1Q12: $0.7 billion with a weighted average rate of 4.24%
  - 2Q12: $1.0 billion with a weighted average rate of 4.23%

Note: CDs referenced herein exclude Liquid CDs

ASTORIA FINANCIAL CORPORATION

Current Focus

- Growth
- Credit
- Margin
- ***Interest Rate Risk***

Interest Rate Risk Management

- One year cumulative interest rate sensitivity gap at September 30, 2011: **+ 3.22%**
  - **Nine month 2011 activity:**
    - ✓ Approximately $606.5 million of CDs were extended for terms of at least 2 years
    - ✓ Stable low-cost savings, money market and checking deposits increased $618.9 million to $5.4 billion at September 30, 2011

- Key balance sheet components
  - Approximately $4.8 billion, or 37%, of mortgage portfolio matures or reprices within one year or less
  - Weighted average life of MBS portfolio of 2.1 years

ASTORIA FINANCIAL CORPORATION

Investment Summary

- **Simple, time-tested business model**
  - Quality mortgage lending
  - Quality retail banking
- **Improving asset quality**
  - $5.0 billion, or 47% of residential loan portfolio, originated 2008 through 3Q11; weighted average LTV = 56%[1]
  - Early stage loan delinquencies (30-89 days past due) decreased to $188.5 million, a decline of $18.7 million or 9%, from June 30, 2011 and $63.5 million, or 25%, from September 30, 2010
- **Poised for growth in 4Q11 and 2012**
  - One-to-four family loan pipeline at September 30, 2011 was $1.0 billion[2], 28% higher than at June 30, 2011
  - Reduction of residential conforming loan limits
  - Resumption of multi-family lending
    - ✓ Multi-family loan pipeline at September 30, 2011 was $252.7 million and growing
- **Attractive retail banking franchise**
  - Dominant deposit market share in Long Island market
  - Core deposit growth
  - Trading at significant discount to tangible book value
- **Well capitalized**
- **Inside ownership at 16%** [3]

(1) LTV ratios are based on current principal balances and original appraised values.
(2) Excludes our own customer loan refinances
(3) Excludes stock options.

ASTORIA FINANCIAL CORPORATION

Addendum

Solid and Seasoned Management Team

	Responsibility	Age	Yrs. in Banking
Monte N. Redman President & CEO	Chief Executive Officer	61	37
Alan P. Eggleston EVP, Secretary & General Counsel	Legal	58	31
Frank E. Fusco EVP, Treasurer & CFO	Chief Financial Officer	48	22
Arnold K. Greenberg Executive Vice President	Support Services	71	40
Gerard C. Keegan Vice Chairman & CAO	Retail Banking	65	40
Gary T. McCann Executive Vice President	Residential Mortgage Lending	58	35

Astoria Financial Corporation

Bank Regulatory Capital[(1)]

At September 30, 2011



18
12
6
0
Percent
8.75%
8.75%
14.89%
16.18%
Leverage
Tangible
Tier 1 Risk-Based
Risk-Based

(1) Astoria Federal Savings

1-4 Family Mortgage Loan Originations*

By Delivery Channel



$4.0
$3.0
$2.0
$1.0
$0.0
$3.2 B
$3.3 B
$2.7 B
$3.8 B
$3.8 B
$3.6 B
$3.2 B
$2.5 B
2004
2005
2006
2007
2008
2009
2010
YTD 09/30/11
Retail
Broker
Correspondent

* Includes loans originated for sale.

ASTORIA FINANCIAL CORPORATION

Geographic Composition of 1-4 Family Originations

For the quarter ended September 30, 2011



New York
40%
New Jersey
4%
Connecticut
15%
Illinois
10%
Massachusetts
8%
Other < 5%
23%

Total 1-4 Family Loan Originations
$1.1 Billion (1)
Weighted Average LTV: 60% (3)

For nine months ended September 30, 2011



New York
39%
New Jersey
4%
Connecticut
13%
Illinois
13%
Massachusetts
8%
Other < 5%
23%

Total 1-4 Family Loan Originations
$2.5 Billion (2)
Weighted Average LTV: 60% (3)

(1) Includes $38.5 million originated for sale.
(2) Includes $127.5 million originated for sale.
(3) Loans originated for portfolio.

ASTORIA FINANCIAL CORPORATION

Geographic Composition of Multi-family/CRE Portfolio Loans

At September 30, 2011


Pennsylvania
2%
Other
1%
Florida
3%
New York,
New Jersey,
Connecticut
94%

Total Multifamily/CRE Portfolio
$2.4 Billion

ASTORIA FINANCIAL CORPORATION

Acquisition History

($ in millions)

Year	Thrift	# Branches	Assets
1973	Metropolitan Federal	2	$ 50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal (1)	1	25
1987	Oneonta Federal (1)	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York	18	1,800
1997	The Greater NY Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600
	TOTAL	**86**	**$11,590**

(1) Branches sold in 1999

Astoria Financial Corporation

Core Community Deposits

At September 30, 2011


Money Market: $0.9B
Rate: 0.94%
Savings: $2.8B
Rate: 0.25%
* Retail CDs: $5.5B
Rate: 2.05%
Now/Demand: $1.8B
Rate: 0.06%
* Liquid CDs: $0.3B
Rate: 0.19%

Total - $11.3 Billion

* Note: 57% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.

ASTORIA FINANCIAL CORPORATION

Sales – PEAK Process

Performance based on **E**nthusiasm, **A**ctions and **K**nowledge

"Sales Oriented and Service Obsessed"

- ✓ A "needs" based approach to sales rather than "product" based approach
- ✓ Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network
- ✓ Incentives for strong performance, both individual and team

Astoria Financial Corporation

Customer Satisfaction

Key Findings: *Favorably Positioned Against Competitors*

- 77% of Astoria customers are highly satisfied
- 75% of Astoria customers are highly likely to recommend Astoria to friend/family member
- Astoria customers are 30% more likely to net increase their deposit relationship than are competitor customers
- Satisfaction with the branch is by far the strongest driver of overall satisfaction – 85% of Astoria customers are highly satisfied with quality of branch service

Survey results are based on a 2010 independent Customer Satisfaction Survey.

ASTORIA FINANCIAL CORPORATION

Community Involvement

Key Initiatives

- Education First

  Supports lifelong learning, promotes saving and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve

- Neighborhood Outreach

  Through funding and volunteer efforts, supports over 625 community-based organizations and not-for-profit agencies that enrich the communities within our market area

  Reinforces community involvement by promoting neighborhood news and events in our local community branches

- Results/Recognition

  Seven consecutive "Outstanding" Community Reinvestment Act ratings by OTS (OTS merged into OCC July 2011)

Astoria Federal is an integral part of the fabric of the communities it serves

ASTORIA FINANCIAL CORPORATION

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of Adjusted ALL/Adjusted NPLs
($ in millions)

	At Period End		
	09/30/10	06/30/11	09/30/11
NPLs	$399.6	$376.3	$380.0
1-4 family loans delinquent 180 days or more [1]	($247.8)	($250.8)	($258.7)
Adjusted NPLs	$151.8	$125.5	$121.3
Allowance for loan losses (ALL)	$206.2	$182.7	$178.4
ALL related to 1-4 family loans delinquent 180 days or more	($7.3)	($7.0)	($7.3)
Adjusted ALL	$198.9	$175.7	$171.1
ALL/NPLs	52%	49%	47%
Adjusted ALL/Adjusted NPLs	131%	140%	141%

(1) Such loans were reviewed at 180 days or more delinquent and annually thereafter and charged-off, as needed, to the estimated fair value of the underlying collateral at such time, less estimated selling costs.

Astoria Financial Corporation

Glossary

ALL	–	Allowance for Loan Losses
ARM	–	Adjustable Rate Mortgage
bp	–	Basis Point
CMO	–	Collateralized Mortgage Obligation
CRE	–	Commercial Real Estate
ESOP	–	Employee Stock Ownership Plan
GAAP	–	Generally Accepted Accounting Principles
GSE	–	Government Sponsored Enterprise
LTV	–	Loan-To-Value Ratio
MBS	–	Mortgage-Backed Securities
NPL	–	Non-Performing Loan
OCC	–	Office of the Comptroller of the Currency
OTS	–	Office of Thrift Supervision
REO	–	Real Estate Owned
TCE	–	Tangible Common Equity

ASTORIA FINANCIAL CORPORATION

Contact Information

Web site:	www.astoriafederal.com
Email:	ir@astoriafederal.com
Telephone:	(516) 327-7869
Address:	Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042

ASTORIA FINANCIAL CORPORATION